Exhibit 99.1

Controlled Thermal Resources and Plum Acquisition Corp. IV Announce Strengthened Capital Structure to Advance Hell’s Kitchen Geothermal Power and Critical Minerals Project

●	Approximately $205 Million of Existing Convertible Debt Expected to Convert to Equity at Close of the Proposed Business Combination, with an Additional Approximately $40 Million Expected to Convert into a New Planned PIPE

●	Simplified Capital Structure Expected to Support Financing of CTR’s Power-First Development Strategy Ahead of Proposed Nasdaq Listing

●	CTR plans to develop approximately 650 MW of renewable baseload geothermal generation for potential of co-location of AI data centers

IMPERIAL, Calif. and SAN FRANCISCO, Oct. 01, 2026 (GLOBE NEWSWIRE) -- Controlled Thermal Resources Holdings Inc. (“CTR” or the “Company”), developer of one of America’s largest and most advanced geothermal power and critical minerals projects, and Plum Acquisition Corp. IV (Nasdaq: PLMK) (“Plum IV”), a publicly traded special purpose acquisition company, today announced a series of agreements between CTR and certain strategic investors that are expected to materially strengthen CTR’s capital structure in connection with their previously announced proposed business combination.

The agreements follow CTR and Plum IV’s previously announced proposed business combination. Upon closing of the proposed business combination and related transactions (“Proposed Transactions”), the combined company is expected to operate as Controlled Thermal Resources and is expected to be listed on the Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “CTRH”. The Proposed Transactions are expected to close in the fourth quarter of 2026, subject to shareholder approval, regulatory approvals, and other customary closing conditions.

A Simplified Capital Structure Ahead of Proposed Listing

CTR expects to retire the majority of its outstanding convertible debt obligations through a combination of conversion to equity and participation in the PIPE financing upon the closing of the Proposed Transactions. The Company’s outstanding convertible notes, expected to total approximately $245 million at closing, are currently held by strategic investors. Based on the recently signed agreements, at closing approximately $205 million is expected to convert to equity and approximately $40 million is expected to convert into the new planned PIPE structure.

Upon completion of the Proposed Transactions, CTR expects to emerge with a simplified capital structure, enhanced balance sheet strength and improved credit profile. The Company believes the restructuring will provide greater flexibility to raise additional equity, attract new strategic capital and advance project financing for Stage 1 of the Hell’s Kitchen development.

Executive Commentary

“This is an important step in our plan to deliver on the resource of the Salton Sea, including power production and critical minerals in one place,” said Rod Colwell, Chief Executive Officer of CTR. “Converting this debt to equity ahead of listing strengthens our capital structure and provides greater flexibility to complete project financing for Stage 1, building on the significant capital already invested, full-scale production wells in place, advanced permitting and key long-lead equipment already staged for construction.”

“CTR has reached an important point in its development, with a proven resource, advanced permitting, equipment already staged and a defined capital plan for Stage 1,” said Kanishka Roy, Chief Executive Officer of Plum IV. “ The steps announced today simplify CTR’s balance sheet ahead of the proposed listing, providing enhanced financial flexibility as the Company advances one of the country’s most significant geothermal power and critical minerals developments.”

Advancing a Power-First Development Strategy

CTR is developing an integrated power and critical minerals business from a single resource, sequenced to build first Stage 1 Power. Stage 1 Power is a planned 50 MW geothermal facility designed to generate and sell clean, 24/7 baseload power with potential of co-location of AI data centers, and to establish the wells, brine flow and shared infrastructure on which Stage 1 Lithium will operate. CTR expects Stage 1 Power to achieve commercial operation in 2028, followed by Stage 1 Lithium, with planned annual battery grade capacity of 25,000 metric tons, targeted for commercial operation in 2030.

CTR has made substantial progress preparing Hell’s Kitchen, with approximately $310 million invested in development to date, advanced permitting in place, and key long-lead equipment built and staged for construction. The project is located on a proven Salton Sea geothermal resource that has supported power generation for more than 40 years, with Hell’s Kitchen representing the northern extension of that resource area.

In total, CTR plans to develop approximately 650 MW of renewable baseload geothermal generation. The approximately 4,000-acre site is also positioned to support power sales to the grid and potential co-location of AI data centers and advanced manufacturing customers. The same resource supports recovery of battery-grade lithium and other critical minerals, which CTR expects to provide additional long-term value creation opportunities.

An updated investor presentation is available in the Investors section of the Controlled Thermal Resources website.

About CTR

CTR is advancing geothermal baseload energy, battery-grade lithium chemicals, and critical minerals production at its Hell’s Kitchen project in southern California. CTR’s leadership team has successfully developed and managed geothermal power plant operations in California’s Salton Sea region for 30+ years. CTR’s mission is to strengthen U.S. energy security and supply chain resilience by providing strategic resources essential to technology, manufacturing, and defense. For more information, visit www.cthermal.com.

About Plum Acquisition Corp. IV

Plum Acquisition Corp. IV (Nasdaq: PLMK) is a publicly traded special purpose acquisition company led by an experienced team with a track record of sourcing and executing complex public-market transactions. Plum IV aims to identify companies positioned to deliver long-term value through technological advancements, disruptive business models, and secular long-term trends. For more information, visit https://plumpartners.com.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Business Combination Agreement (“Proposed Transactions”), Plum IV and CTR intend to file with the SEC a registration statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of Plum IV as well as a preliminary prospectus relating to the offer of securities to be issued to the stockholders of CTR (the “Proxy Statement/Prospectus”). After the Registration Statement is declared effective, a definitive proxy statement and other relevant documents will be mailed to shareholders of Plum IV as of the record date to be established for voting on the Proposed Transactions and other matters as described in the Proxy Statement/Prospectus. Plum IV will also file other documents regarding the Proposed Transactions with the SEC. This press release does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF PLUM IV AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH PLUM IV’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT PLUM IV, CTR AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or to be filed with the SEC by Plum IV, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Plum Acquisition Corp. IV, 2021 Fillmore St., #2089, San Francisco, California 94115, Attention: Kanishka Roy, or by email at plumir@icrinc.com.

Participants in the Solicitation

Plum IV, CTR and their respective directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from Plum IV’s shareholders in connection with the Proposed Transactions. A list of the names of such directors and executive officers, and information regarding their interests in the Proposed Transactions and their ownership of Plum IV’s securities is, or will be, contained in Plum IV’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Plum IV’s shareholders in connection with the Proposed Transactions, including the names and interests of CTR’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by Plum IV and CTR with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This press release is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Plum IV or CTR, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

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Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Proposed Transactions and the parties thereto. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the Proposed Transactions between Plum IV and CTR and the planned PIPE in connection with the Proposed Transactions; the anticipated benefits and timing of the Proposed Transactions; expected trading of the combined company’s securities on the Nasdaq; the building of CTR’s flagship Hell’s Kitchen Project; the anticipated benefits and timing of CTR’s flagship Hell’s Kitchen Project, the combined company’s future financial performance; the ability of the combined company to execute its business strategy, its market opportunity and positioning; and other statements regarding management’s intentions, beliefs, or expectations with respect to the combined company’s future performance, are forward-looking statements.

Forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on the current expectations and assumptions of Plum IV and CTR and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Proposed Transactions and any definitive agreements with respect thereto; (3) the inability to complete the Proposed Transactions, including due to failure to obtain approval of the shareholders of Plum IV and CTR or other conditions to closing and the inability to complete the planned PIPE; (4) the risk that the Proposed Transactions may not be completed by Plum IV’s business combination deadline; (5) the inability to maintain the listing of Plum IV’s securities or to obtain or maintain the listing of the combined company’s securities on the Nasdaq, the New York Stock Exchange, or another national securities exchange following the Proposed Transactions; (6) the risk that the Proposed Transactions disrupts CTR’s current plans, business relationships, performance, operations and business generally as a result of the announcement and consummation of the Proposed Transactions; (7) the risk that the price of the combined company’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters, geopolitical tensions, and macro-economic and social environments affecting its business; (8) the ability to recognize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Proposed Transactions; (10) changes in applicable laws or regulations; (11) risks related to CTR’s business, including fluctuations in demand and prices for lithium and other critical minerals, competition within the industry, the risks inherent in development projects and exploration activities, potential delays or cost overruns in capital expenditures, the ability to secure necessary raw materials, compliance with regulatory requirements, environmental and safety obligations, economic and market conditions, and political or geopolitical developments; and (12) other risks detailed from time to time in Plum IV’s filings with the SEC, including the Registration Statement and related documents filed or to be filed in connection with the Proposed Transactions.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Plum IV’s Annual Report on Form 10-K filed with the SEC on March 31, 2026, subsequent Quarterly Reports on Form 10-Q and the Registration Statement and Proxy Statement/Prospectus that will be filed by Plum IV and CTR, and other documents filed by Plum IV from time to time with the SEC, as well as the list of risk factors included herein. These filings identify and address other important risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Additional risks and uncertainties not currently known or that are currently deemed immaterial may also cause actual results to differ materially from those expressed or implied by such forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, each of which is made only as of the date of this press release.

Contacts

ICR for Investors and Media: ICRCTR@icrinc.com

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